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                             INFINIUM SOFTWARE, INC.

                    FISCAL 2002 SENIOR MANAGEMENT BONUS PLAN
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INTRODUCTION

The purpose of this document is to outline the criteria that will be used to determine the bonus plan for each member of the Infinium senior management team.

The Fiscal 2002 Senior Management Bonus Plan (the "Plan") is intended to motivate each participant to meet and exceed the Company's goals and objectives for Fiscal 2002. The Plan is focussed on rewarding Senior Management primarily for meeting and exceeding the Company financial goals, rather than individual goals. The Company's key financial goals are profitability, growth and cash management.

ELIGIBILITY

To be eligible to participate in the Plan, employees must hold a senior management position (the President, Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Executive Directors, Directors and others as named by the Bonus Plan Committee).

Occasionally, employees who would not otherwise be eligible to participate in the Plan may be included if, as determined by the Bonus Plan Committee, their position has a significant, critical and direct impact on the achievement of the Company's objectives for a particular year. Final determination as to Plan eligibility rests with the CEO.

Employees who are eligible for or currently participating in revenue-based incentive or commission plans are not eligible to participate in this Plan.

Employees who are hired, promoted or transferred into a position that is eligible for bonus under this Plan on or after October 1, 2001 but before July 1, 2002 will be eligible for a pro-rated bonus covering the period from their start date in the new position through September 30, 2002. Employees who are hired, promoted or transferred into a position that is eligible for bonus on or after July 1, 2002 will be eligible to participate in the bonus plan for the next fiscal year.

An employee who satisfies the above requirements for eligibility must also be an active employee on Infinium's payroll through March 31, 2002 to receive a first half bonus and through September 30, 2002 to receive a second half bonus. An employee who is laid off by the Company, retires, becomes permanently disabled or dies prior to March 31, 2002 may qualify for a prorated bonus for the first half at the discretion of the Bonus Plan Committee. An employee who is laid off by the Company, retires, becomes permanently disabled or dies after March 31, 2002 prior to September 30, 2002 may qualify for a prorated bonus for the second half at the discretion of the Bonus Plan Committee.

PLAN STRUCTURE

A target bonus dollar amount has been determined for each participant based on a percentage of the participant's base salary at October 1, 2001. Except for the Senior Vice President of Sales and Marketing, achievement of the target dollar amount is contingent upon meeting the specific objectives associated with the two components of the Plan: the Company's Financial Performance and Key Individual Objectives. A Bonus Plan Worksheet is prepared for each participant in the Plan and accompanies this Plan document.

      PLAN COMPONENTS                              % OF TARGET BONUS

      Company Financial Performance                          75%
      Key Individual Objectives                              25%
                                                   ------------------------
                                                            100%


Infinium Senior Management Bonus Plan 2002                           Page 1 of 3


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For certain executives (ie, the Senior Vice President of Sales and Marketing),
the basis of the bonus may be different, as set out in the executive's bonus worksheet.

Except for the commission portion of the plan for the Senior Vice President of Sales and Marketing, within each section of the Plan, each objective is weighted and assigned a multiplier as follows:

      ACHIEVEMENT LEVEL                      % OF OBJ. PAID
      -----------------                      --------------
      Minimum                           =           75%
      Satisfactory                      =           100%
      Outstanding                       =           150%


Bonuses will not be paid for achievement under the minimum levels. Each objective will be assessed independently.

Interpolation will be used for achievement between levels.

For outstanding achievement, additional bonus amounts may be awarded at the discretion of the CEO and the Board of Directors.

THE PLAN CYCLE

The Plan follows the Company's fiscal year cycle, which begins with the determination of annual objectives and financial targets based on the strategic plan and established during the budget planning process. These are incorporated into the Company Financial Performance Objective portion of the Plan. All participants in the Plan will be measured on the Financial Performance Objectives set out in the attached Bonus Plan Worksheet.

The next step is for the participant and his or her manager to agree upon a maximum of three key individual objectives within two weeks of receiving the Plan. Individual objectives are key, measurable objectives that will most affect the Company's ability to achieve its overall objectives and financial targets. The CEO or senior functional executive may assign one additional objective. Each key individual objective is to be assigned a weight and should related to the participant's 2002 business plan. An updated Plan for each participant, with a completed Bonus Plan Worksheet, is to be returned to the Vice President of Human Resources.

At the end of the year, the participant's manager will meet with the participant to review individual performance against individual objectives. The participant's manager will recommend to the Bonus Committee the percentage of individual achievement against individual objectives.

The Bonus Committee will finally determine the percentage of bonus to be paid to each participant based on the Company's achievement of its financial objectives and the individual's achievement of his or her individual objectives.

Bonus payments are generally awarded after financial results for the period are available, but not later than sixty (60) days after the close of the financial period.



Infinium Senior Management Bonus Plan 2002                           Page 2 of 3


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ADMINISTRATION

The Plan is administered by the Bonus Plan Committee, consisting of the President, Chief Financial Officer and Chief Administrative Officer, is responsible for the administration of the Plan.

The responsibilities of the Committee include:

-    determining bonus plan eligibility,

-    establishing target bonuses and the bonus pool,

-    defining Company financial objectives,

-    having the plan reviewed with each participant,

- assessing performance against Company and individual objectives at year end,

-    calculating bonus awards and

- arranging for the payment of bonuses earned upon issuance of the audited financial results.

The Plan is funded by Infinium Software, Inc., which accrues money for plan payments.

CHANGES TO THE PLAN

The Plan may be altered or discontinued at any time during the Plan year at the discretion of the CEO or the Board of Directors. Participation in or eligibility for participation in the Plan does not constitute or infer an employment contract and specifically is not a guarantee of employment or of continued eligibility for or participation in the Plan.



ATTACHMENT:  Senior Management Bonus Plan Worksheet


Infinium Senior Management Bonus Plan 2002                           Page 3 of 3

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Infinium                                   Senior Managment Bonus Plan Worksheet

                                                                ----------------
EMPLOYEE NAME                                     Base Salary
                -----------------                               ----------------

TITLE                                          Target Bonus %                  %
                -----------------

                                                                ---------------
MANAGER                               Bonus at 100% of target
                -----------------                               ---------------

         For period from:  1-Oct-01    to:       30-Sep-02
                          ----------        -----------------

This worksheet provides a listing of the overall corporate objectives and your individual objectives for the bonus period.

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OBJECTIVES
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================================================================================

  FIRST HALF CORPORATE 37.5%        MINIMUM       TARGET      OUTSTANDING
                                    75%           100%        150%

REVENUE                   15.0%
Bonus potential

OPERATING MARGIN          12.0%
Bonus potential

CASH                      10.5%
Bonus potential

                                                   --------

                                                   --------


================================================================================

  FIRST HALF INDIVIDUAL 12.5%       MINIMUM       TARGET      OUTSTANDING
                                    75%           100%        150%


MBO 1                     5.00%     #VALUE!       #VALUE!     #VALUE!
[description]

MBO 2                     5.00%     #VALUE!       #VALUE!     #VALUE!
[description]

MBO 3                     2.50%     #VALUE!       #VALUE!     #VALUE!
[description]




                                                  ------------
                                                  #VALUE!
                                                  ------------


                                                  ------------
                  FIRST HALF BONUS AT 100% TARGET #VALUE!GET
                                                  ------------

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Infinium                                   Senior Managment Bonus Plan Worksheet

================================================================================

  SECOND HALF CORPORATE 37.5%         MINIMUM        TARGET         OUTSTANDING
                                      75%            100%           150%

REVENUE                      15.0%
Bonus potential

OPERATING MARGIN             12.0%
Bonus potential

CASH                         10.5%
Bonus potential

                                                      -----------

                                                      -----------


================================================================================


  SECOND HALF INDIVIDUAL 12.5%        MINIMUM        TARGET         OUTSTANDING
                                      75%            100%           150%


MBOS TO BE DETERMINED        12.50%

                                                     -------------
                 SECOND HALF BONUS AT 100% TARGET
                                                     -------------



The attached plan document describes the bonus plan in detail, including eligibility requirements and payout timing. The Company may amend or cancel any of its bonus plans at its discretion with or without notice. All employment at Infinium is "at-will" in that either the Company or the employee may end the employment relationship at any time with or without cause. Participation in the bonus plan is not a guarantee of continued employment or of employment for a specific term.

By signing below, you acknowledge that you have received a copy of the plan and of this worksheet.


------------------------------------             -------------------------------
Employee signature                               Date


Original to HR; 1 copy to employee; 1 copy to manager.